UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2007


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

       California                      0-11113                    95-3673456
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


 1021 Anacapa Street, Santa Barbara, CA                                  93101
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On February 2, 2007, Pacific Capital Bancorp (the "Company") issued a press release announcing corrected diluted earnings per share excluding non-recurring items for the three and twelve months ended December 31, 2006. A copy of the press release, including unaudited financial information released as a part thereof, is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company will include detailed financial statements and additional analyses for the quarter ended December 31, 2006, as part of its Annual Report on Form 10-K.

Item 9.01 Financial Statements and Exhibits

        (c)     Exhibits:

                Exhibit No.             Description
                -------------------------------------------------------------
                   99.1                 Press release dated February 2, 2007.


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        PACIFIC CAPITAL BANCORP

Date: February 2, 2007                  /s/ Joyce M. Clinton
                                        --------------------
                                        Joyce M. Clinton
                                        Executive Vice President and
                                        Chief Financial Officer

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

                                  EXHIBIT INDEX

Exhibit Number  Description of Exhibits
--------------  -----------------------

99.1 Pacific Capital Bancorp press release dated February 2, 2007, with respect to corrected diluted earnings per share excluding non-recurring items for the three and twelve months ended December 31, 2006.

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